                                 AssetMark Funds
                    Supplement dated February 3, 2006 to the
                        Prospectus dated October 28, 2005

1.   The fourth  paragraph on page 28 is deleted and replaced with the following paragraph:

     In mid-2005, the Trust and Advisor also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale  that may be  realized  as Fund  assets  increase.  Under  the Fee  Waiver
Agreement,  the Advisor has  contractually  agreed to: (1) waive  0.025% of each
Fund's  annual  advisory  fee on Trust  assets in excess of $6  billion,  and an additional  0.025% of each Fund's annual  advisory fee on Trust assets in excess of $12  billion;  and (2)  waive  portions  of its  advisory  fee to the  extent necessary to pass on certain  breakpoints  in the  underlying  sub-advisory  fee arrangements that are reached as Fund assets grow.

2.   Management of the Funds

Additional Portfolio Manager -- AssetMark Large Cap Growth Fund

Loomis,  Sayles & Company, L.P. has been approved by the Board of Trustees to be added  as a third  sub-advisor  for the  Large  Cap  Growth  Fund,  joining  TCW
Investment Management Company and Atlanta Capital Management Company, LLC.

The section of the Prospectus regarding the Large Cap Growth Fund on pages 30-32 is supplemented with the following:

Loomis,  Sayles &  Company,  L.P.  ("Loomis"),  One  Financial  Center,  Boston,
Massachusetts,  02111,  is one of three  sub-advisors  for the Large Cap  Growth
Fund.  Loomis had  approximately  $74.5 billion in assets under management as of
December 31, 2005, and is owned by IXIS Asset  Management  North America,  L.P., which is part of IXIS Asset Management Group, the asset management arm of Groupe
Caisse  d'Epargne.  Loomis offers a balanced  array of investment  strategies in both the equity and fixed income asset  classes.  Loomis  manages its  allocated portion of the Large Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

Mark B. Baribeau, CFA
Vice President, CIO-Large Cap Growth, Portfolio Manager
Mr.  Baribeau  started  his  investment  career in 1985 and joined  Loomis as an
Economist in 1989. He transitioned to portfolio management in 1992.  Previously, he had been an Economist for John Hancock Financial Services.  He earned a BA in
Economics  from the University of Vermont (1981) and an MA in Economics from the
University of Maryland (1984).

Pamela N. Czekanski, CFA
Vice President, Portfolio Manager
Mrs.  Czekanski  started her  investment  career in 1983 and joined  Loomis as a portfolio  manager  in  1995.  Previously,  she  was  a  Portfolio  Manager  for
INVESCO/Garnder  & Preston  Moss and  Portfolio  Manager for One  Federal  Asset
Management.  She began her investment career as an Economic Analyst for David L.
Babson & Company. She earned a BA in Economics from Middlebury College (1981).

Richard D. Skaggs, CFA
Vice President, Portfolio Manager
Mr. Skaggs started his investment career in 1985 and joined Loomis as a research analyst in 1994. He transitioned  to portfolio  management in 1999 after serving as an analyst in Loomis'  Equity  Research  Department  covering the  financials sector.  Previously,  he had been an  Equity  Analyst  with  Woodbridge  Capital
Management  and  Commercial  Credit and Lending  Officer for Comerica  Bank.  He
received  both  an  MSM  (1978)  and  a BA  (1977)  in  Economics  from  Oakland
University.

Additional Portfolio Manager -- AssetMark Large Cap Value Fund

NFJ  Investment  Group,  L.P.  has been  approved by the Board of Trustees to be added as a third  sub-advisor  for the  Large Cap Value  Fund,  joining  Brandes
Investment Partners, L.P. and Davis Selected Advisers, L.P.

The section of the Prospectus  regarding the Large Cap Value Fund on pages 32-33 is supplemented with the following:

NFJ Investment Group, L.P. ("NFJ"),  2100 Ross Avenue, Suite 1840, Dallas, Texas
75201,  is one of three  sub-advisors  for the  Large Cap  Value  Fund.  NFJ had approximately  $20 billion in assets under  management  as of December 31, 2005, and is  owned  by  Allianz  Global  Investors  U.S.  Equities  LLC,  which  is a wholly-owned  subsidiary of Allianz Global Investors of America L.P. ("AGI US").
NFJ manages its allocated  portion of the Large Cap Value Fund's  portfolio on a team basis. The team consists of the following individuals:

Jeffrey S. Partenheimer, CFA, CPA
Managing Director and Lead Portfolio Manager
Mr. Partenheimer has over 20 years' experience in financial analysis,  portfolio management and large corporate finance. Prior to joining NFJ Investment Group in
1999,  he spent 10 years in  commercial  banking  and four  years as a  treasury director for a major  telecommunications  equipment  manufacturer.  He began his career as a  financial  analyst  with  First  City  Bank of Dallas in 1985.  Mr.
Partenheimer  received his BBA degree in 1982 from the  University  of Texas and his MS-Finance degree from Texas Tech University in 1985.

Ben J. Fischer, CFA
Managing Director
Mr. Fischer is a founding partner of NFJ Investment Group. He has over 35 years'
experience in portfolio management,  investment analysis and research.  Prior to founding NFJ in 1989, he was chief investment  officer  (institutional and fixed income),  senior vice  president and senior  portfolio  manager at  NationsBank, which he  joined  in 1971.  Prior to  joining  NationsBank,  Mr.  Fischer  was a securities analyst at Chase Manhattan Bank and Clark,  Dodge. He received his BA degree in Economics  and a JD degree from Oklahoma  University,  and an MBA from
New York University.

E. Clifton Hoover, Jr., CFA
Managing Director
Mr. Hoover is a portfolio manager and currently co-manages the Allianz NFJ Small
Cap Value Fund and the Allianz NFJ  Dividend  Value Fund.  He has over 18 years'
experience in financial analysis and portfolio management.  Prior to joining NFJ
Investment  Group in 1997,  he was a vice  president at Credit  Lyonnais and was responsible for the financial analysis and portfolio management of a diversified portfolio.  He began his career as a financial analyst with NationsBank in 1985.
Mr. Hoover received his BBA and MS-Finance degrees from Texas Tech University in
1984 and 1985, respectively.

John L. Johnson, CFA
Managing Director
Mr. Johnson is a founding partner of NFJ Investment Group. He has over 38 years'
experience in portfolio management,  investment analysis and research.  Prior to founding  NFJ, he was co-chief  investment  officer,  director of research,  and senior vice  president at  NationsBank  which he joined in 1964.  In addition to over 20 years' experience in portfolio management, he has had responsibility for client counseling,  marketing, and administrative services. Mr. Johnson received his BA degree in Finance  from Texas Tech  University  and an MLA from  Southern
Methodist University.

Paul A. Magnuson
Managing Director
Mr. Magnuson is a senior research  analyst and a portfolio  manager with over 18 years'  experience  in equity  analysis and portfolio  management.  He currently co-manages the Small-Cap Value and Value  investment  products for NFJ. Prior to joining  NFJ  Investment  Group in 1992,  Mr.  Magnuson  was an  assistant  vice president at NationsBank,  which he joined in 1985.  Within the trust investment quantitative  services group, he managed  structured  investment  strategies and performed  qualitative  equity  risk  analysis  on  domestic  and  international portfolios.  Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

Chris Najork, CFA
Managing Director
Mr. Najork is a founding partner of NFJ Investment  Group. He has over 35 years'
experience  encompassing equity research and portfolio management.  Prior to the formation  of NFJ  Investment  Group,  he was a senior  vice  president,  senior portfolio  manager  and  analyst at  NationsBank,  which he joined in 1974.  Mr.
Najork served as Director of Research for the University of Texas Endowment Fund
and later returned to  NationsBank's  Corporate  Asset  Management  Group before joining NFJ. Mr. Najork  received his BA degree and MBA from Southern  Methodist
University.

                                 AssetMark Funds
                    Supplement dated February 3, 2006 to the
           Statement of Additional Information dated October 28, 2005

The following is added to the section  entitled "The  Sub-Advisors and Portfolio
Managers" beginning on page B-36:

Loomis, Sayles & Company,  L.P. ("Loomis"),  sub-advisor of the Large Cap Growth
Fund, is a registered investment adviser whose origins date back to 1926. Loomis is a limited partnership whose sole general partner,  Loomis,  Sayles & Company,
Inc., is a wholly-owned  subsidiary of IXIS Asset Management Holdings LLC ("IXIS
Holdings"),  which in turn is a wholly-owned subsidiary of IXIS Asset Management
North  America,  L.P.  ("IXIS  Asset  Management  North  America").  IXIS  Asset
Management North America owns the entire limited partnership interest in Loomis.

IXIS Asset Management  North America is part of IXIS Asset Management  Group, an international  asset  management  group  based  in  Paris,  France.  IXIS  Asset
Management Group is ultimately  owned  principally,  directly or indirectly,  by three large affiliated French financial services entities: the Caisse des Depots et Consignations  ("CDC"), a public sector financial  institution created by the
French  government  in 1816;  the Caisse  Nationale  des  Caisses  d'Epargne,  a
financial institution owned by CDC and by French regional savings banks known as the Caisses  d'Epargne;  and by CNP  Assurances,  a large French life  insurance company.  The  registered  address of CNP  Assurances  is 4, place Raoul Dautry,
75015 Paris,  France.  The  registered  address of Caisse  Nationale des Caisses
d'Epargne is 5, rue Masseran,  75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

The 12 principal  subsidiary or affiliated  asset management firms of IXIS Asset
Management North America  collectively had approximately  $203 billion in assets under management or administration as of December 31, 2005.

Loomis manages its allocated portion of the Large Cap Growth Fund's portfolio on a team basis, with portfolio managers Mark B. Baribeau,  Pamela N. Czekanski and
Richard D.  Skaggs.  In  addition  to the Large Cap Growth  Fund,  the team also manages the following accounts as of December 31, 2005:

----------------------------- -------------------------- --------------------------------
Portfolio Manager                    Total Accounts       Accounts with Performance Fees
Other Accounts
----------------------------- ---------- --------------- --------------- ----------------
                                Number        Assets         Number           Assets
                                          (in millions)                   (in millions)
----------------------------- ---------- --------------- --------------- ----------------
Mark B. Baribeau
----------------------------- ---------- --------------- --------------- ----------------
   Registered Investment
   Companies                      8          $1,218            0                $0
----------------------------- ---------- --------------- --------------- ----------------
   Other Pooled Investment
   Vehicles                       4          $1,807            1               $141
----------------------------- ---------- --------------- --------------- ----------------
   Other Accounts                152         $6,043            0                $0
----------------------------- ---------- --------------- --------------- ----------------

----------------------------- ---------- --------------- --------------- ----------------
Pamela N. Czekanski
----------------------------- ---------- --------------- --------------- ----------------
   Registered Investment
   Companies                      7          $1,179            0                $0
----------------------------- ---------- --------------- --------------- ----------------
   Other Pooled Investment
   Vehicles                       4          $1,807            1               $141
----------------------------- ---------- --------------- --------------- ----------------
   Other Accounts                142         $6,085            0                $0
----------------------------- ---------- --------------- --------------- ----------------

----------------------------- ---------- --------------- --------------- ----------------
Richard D. Skaggs
----------------------------- ---------- --------------- --------------- ----------------
   Registered Investment
   Companies                      7          $1,179            0                $0
----------------------------- ---------- --------------- --------------- ----------------
   Other Pooled Investment
   Vehicles                       4          $1,807            1               $141
----------------------------- ---------- --------------- --------------- ----------------
   Other Accounts                114         $5,965            0                $0
----------------------------- ---------- --------------- --------------- ----------------

The  fact  that a  portfolio  manager  manages  a  mutual  fund as well as other accounts  creates the potential for conflicts of interest.  A portfolio  manager potentially  could give  favorable  treatment to some  accounts for a variety of reasons,  including  favoring  larger  accounts,  accounts that pay higher fees, accounts that pay  performance-based  fees or accounts of affiliated  companies.
Such favorable treatment could lead to more favorable  investment  opportunities for some accounts. Loomis makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives,  guidelines,  restrictions and circumstances  and  other  relevant  factors,  such as the size of an  available
investment   opportunity,   the  availability  of  other  comparable  investment
opportunities and Loomis' desire to treat all accounts fairly and equitably over time. In addition,  Loomis maintains trade  allocation and aggregation  policies and procedures to address this potential conflict.

Loomis believes that portfolio manager  compensation  should be driven primarily by the  delivery  of  consistent  and  superior  long-term  performance  for its clients.  Portfolio  manager  compensation is made up of three main components -
base salary,  variable compensation and a long-term incentive program.  Although portfolio manager  compensation is not directly tied to assets under management, a portfolio  manager's base salary and/or  variable  compensation  potential may reflect  the amount of assets for which the manager is  responsible  relative to other portfolio managers. Loomis also offers a profit sharing plan.

Base  salary is a fixed  amount  based on a  combination  of  factors  including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant  multiple of base  salary.  It is based on four factors - investment performance,  profit growth of the firm, profit growth of the manager's business unit and team commitment.  Investment  performance is the primary  component and generally  represents at least 70% of the total for equity  managers.  The other three  factors are used to determine  the  remainder  of variable  compensation, subject to the  discretion  of the group's  Chief  Investment  Officer (CIO) and senior  management.  The CIO and senior management  evaluate these other factors annually.

While mutual fund  performance and asset size do not directly  contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional  composite (pre-tax and net of  fees)  in the  manager's  style to the  performance  of a peer  group of institutional  managers in that style. A manager's  performance  relative to the peer group for the 1, 3 and 5 year  periods is used to  calculate  the amount of variable compensation payable due to performance. Longer-term performance (3 and
5 years) combined is weighted more than shorter-term  performance (1 year). If a manager is responsible  for more than one product,  the rankings of each product are  weighted  based on  relative  asset size of  accounts  represented  in each product. An external benchmark is used as a secondary comparison.  The benchmark used for the  investment  style utilized for the Fund is the Russell 1000 Growth
Index.

Loomis uses the  institutional  peer groups as the primary  measuring  stick for
equity  manager   performance  because  it  believes  they  represent  the  most competitive  product  universe  while  closely  matching the  investment  styles offered by the firm.  Loomis considers the  institutional  composite an accurate proxy for the performance of each investment style.

Loomis has developed and  implemented a long-term  incentive plan to attract and retain investment talent. The plan supplements existing compensation.  This plan has several  important  components  distinguishing  it from  traditional  equity ownership plans:

     o    the plan grants units that entitle  participants  to an annual payment based  on a  percentage  of  company  earnings  above  an  established threshold;
     o    upon retirement a participant will receive a multi-year payout for his or her vested units;
     o    participation  is contingent  upon signing an award  agreement,  which includes a non-compete covenant.

Senior  management  expects  that the variable  compensation  portion of overall compensation  will  continue  to remain the  largest  source of income for those investment  professionals included in the plan. The plan is initially offered to portfolio  managers and over time the scope of  eligibility  is likely to widen.
Management has full discretion on what units are issued and to whom.

Portfolio  managers also participate in the Loomis profit sharing plan, in which
Loomis makes a contribution  to the retirement  plan of each employee based on a percentage of base salary (up to a maximum amount).  The portfolio managers also participate in the Loomis  defined  benefit  pension plan,  which applies to all
Loomis  employees who joined the firm prior to May 3, 2003. The defined  benefit is based on years of service and base compensation (up to a maximum amount).

As of January  31, 2006 the Loomis  portfolio  managers do not own any shares of the Large Cap Growth Fund.

NFJ Investment Group, L.P. ("NFJ"),  sub-advisor of the Large Cap Value Fund, is an investment  management firm organized as a Delaware limited partnership.  NFJ is the  successor  investment  adviser  to NFJ  Investment  Group,  Inc.,  which commenced  operations  in 1989 and is owned by  Allianz  Global  Investors  U.S.
Equities LLC, which is a wholly-owned  subsidiary of Allianz Global Investors of
America L.P. ("AGI US"). NFJ provides investment management services to a number of institutional  accounts,  including employee benefit plans, college endowment funds and  foundations.  Accounts  managed  by NFJ had  combined  assets,  as of
December 31, 2005, of approximately $20 billion.

NFJ manages its allocated  portion of the Large Cap Value Fund's  portfolio on a team basis, with portfolio managers Jeffrey S. Partenheimer,  Ben J. Fischer, E.
Clifton Hoover,  Jr., John L. Johnson,  Paul A. Magnuson,  and Chris Najork. Mr.
Partenheimer serves as Team Lead.

In  addition to the Large Cap Value Fund,  the team also  manages the  following accounts as of December 31, 2005:

----------------------------- ------------------------- ------------------------------
Portfolio Manager                   Total Accounts         Accounts with Performance
Other Accounts                                                       Fees
----------------------------- --------- --------------- ------------------------------
                                Number       Assets       Number        Assets
                                         (in millions)               (in millions)
----------------------------- --------- --------------- ----------- ------------------
Jeffrey S. Partenheimer
----------------------------- --------- --------------- ----------- ------------------
   Registered Investment
   Companies                  1          $1.4            0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Pooled Investment
   Vehicles                   0          $0              0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Accounts             13         $ 4,717.8       0           $0
----------------------------- --------- --------------- ----------- ------------------

----------------------------- --------- --------------- ----------- ------------------
Ben J. Fischer
----------------------------- --------- --------------- ----------- ------------------
   Registered Investment
   Companies                  3         $1,827.4        0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Pooled Investment
   Vehicles                   0         $0              0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Accounts             33        $ 941.2         0           $0
----------------------------- --------- --------------- ----------- ------------------

----------------------------- ------------------------- ------------------------------
Portfolio Manager                   Total Accounts         Accounts with Performance
Other Accounts                                                       Fees
----------------------------- --------- --------------- ------------------------------
                                Number       Assets       Number        Assets
                                         (in millions)               (in millions)
----------------------------- --------- --------------- ----------- ------------------
E. Clifton Hoover, Jr.
----------------------------- --------- --------------- ----------- ------------------
   Registered Investment
   Companies                  2         $767.6          0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Pooled Investment
   Vehicles                   0         $0              0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Accounts             11        $327.9          0           $0
----------------------------- --------- --------------- ----------- ------------------

----------------------------- ------------------------- ------------------------------
John L. Johnson
----------------------------- --------- --------------- ----------- ------------------
   Registered Investment
   Companies                  0         $0              0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Pooled Investment
   Vehicles                   0         $0              0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Accounts             3         $ 145.9         0           $0
----------------------------- --------- --------------- ----------- ------------------

----------------------------- ------------------------- ------------------------------
Paul A. Magnuson
----------------------------- --------- --------------- ----------- ------------------
   Registered Investment
   Companies                  4         $304.0          0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Pooled Investment
   Vehicles                   1         $6.9            0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Accounts             7         $ 1,045.0       0           $0
----------------------------- --------- --------------- ----------- ------------------

----------------------------- ------------------------- ------------------------------
Chris Najork
----------------------------- --------- --------------- ----------- ------------------
   Registered Investment
   Companies                  4         $4,356.0        0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Pooled Investment
   Vehicles                   0         $0              0           $0
----------------------------- --------- --------------- ----------- ------------------
   Other Accounts             7         $ 399.5         0           $0
----------------------------- --------- --------------- ----------- ------------------

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a fund), such as devotion  of unequal  time and  attention  to the  management  of the  accounts, inability to allocate limited  investment  opportunities  across a broad band of accounts  and  incentive  to  allocate  opportunities  to an  account  where the portfolio manager or adviser has a greater financial incentive.  NFJ has adopted policies and procedures  reasonably designed to address these types of conflicts and that  serve to  operate  in a manner  that is fair and  equitable  among its clients, including the Fund.

NFJ believes  that its  compensation  programs are  competitively  positioned to
attract  and  retain  high-caliber  investment  professionals.   As  more  fully
described  below,  portfolio  managers  receive a base salary,  a variable bonus
opportunity,   equity  incentive  units  and  a  benefits  package.  Total  cash compensation,  as described below, is set for each portfolio manager relative to his or her  performance  and  the  market.  Portfolio  manager  compensation  is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust  drivers of  compensation  to promote good  sustained  fund performance. NFJ attempts to keep its compensation levels at or above the median for similar positions in their local area.

Each portfolio manager's compensation consists of the following elements:

Base salary.  Each portfolio manager is paid a fixed base salary which is set at a level  determined by NFJ. In setting the base salary,  the firm's intention is to be competitive in light of the particular  portfolio manager's experience and
responsibilities.   Management  of  the  firm   evaluates   competitive   market
compensation  by  reviewing   compensation   survey  results   conducted  by  an
independent third party of investment industry compensation.

Annual bonus or profit sharing opportunity.  Contractual  agreements provide the portfolio managers, who are Managing Directors of NFJ, with competitive salaries and all benefits  provided to the senior executives of Allianz Global Investors.
They are eligible for the NFJ  Investment  Group  Non-Qualified  Profit  Sharing
Plan,  which pays the individuals a percentage of the Operating Profit Available for Distribution  based on a percentage set by the company's  Management  Board.
Compensation  is tied to successful job  performance  and growth in assets under management. The portfolio managers are not paid an annual cash bonus.

Participation  in group  retirement  plans.  Portfolio  managers are eligible to participate  in  a  non-qualified  deferred  compensation  plan,  which  affords participating  employees  the tax benefits of deferring the receipt of a portion of their cash  compensation  until such time as  designated  by the NFJ Deferred
Award Agreement.

The NFJ Code of Ethics  prohibits  NFJ  employees  from  purchasing or otherwise acquiring  shares of any third party mutual fund advised or  sub-advised by NFJ.
As a result, the portfolio managers do not own any shares of the Large Cap Value
Fund.

The  following  is added  to the  section  entitled  "Proxy  Voting  Guidelines"
beginning on page B-55:

                         LOOMIS, SAYLES & COMPANY, L.P.
                        SUMMARY OF PROXY VOTING POLICIES
               SUB-ADVISOR TO THE ASSETMARK LARGE CAP GROWTH FUND

Loomis,  Sayles & Company,  L.P.  ("Loomis") has adopted and  implemented  proxy voting policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting  authority,  proxy  matters  are  handled in the best  interest of clients, in accordance with Loomis' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.

I.   Summary of Proxy Voting Procedures

With the understanding that many of the issues below are dealt with in detail in its Proxy Voting  Procedures,  Loomis' current policies with respect to a number of more common issues are briefly summarized below:

o    Loomis  typically  votes with the  recommendations  of a company's Board of
     Directors on routine or non-controversial issues.
o    Proxies involving social and environmental  issues frequently will be voted as  recommended  by a third  party  proxy  voting  service  ("Proxy  Voting
     Service") but may, in the consideration of the Committee,  be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i)
     could  have  a  significant  impact  on  an  industry  or  issuer  (ii)  is appropriate  for  the  issuer  and  the  cost  to  implement  would  not be excessive,  (iii) is appropriate for the issuer in light of various factors such as  reputational  damage  or  litigation  risk  or  (iv) is  otherwise appropriate for the issuer.
o    Proposals  not  covered  by  the  Proxy  Voting  Procedures  and  contested situations  will  be  evaluated  on  a  case-by-case  basis  by  the  Proxy
     Committee,  typically  with  consultation  with the analyst  following  the company.

     A. Examples Of Proxy Voting With Management On Non-Controversial Matters

          1. Vote for proposals  involving  routine  matters such as election of
          Directors,   provided  that  two-thirds  of  the  directors  would  be
          independent,  and  affiliated  or inside  nominees do not serve on any board committee.
          2. Generally vote for proposals to ratify auditors,  in the absence of controversy.
          3. Vote to fix the number of directors.
          4. Generally vote for  management  proposals to increase  common share
          authorization,   provided  that  the  increase  in  authorized  shares
          following  the split or dividend  is not  greater  than 100 percent of existing authorized shares.

II.  Arrangements with Outside Firms

Loomis uses the services of Proxy Voting Services to research and administer the vote on  proxies  for those  accounts  and funds for  which  Loomis  has  voting authority.  Each  Proxy  Voting  Service  has a copy  of  Loomis'  Proxy  Voting
Procedures and provides vote recommendations  and/or analysis to Loomis based on
Loomis'  Procedures  and the Proxy Voting  Service's own  research.  Loomis will generally  follow its express  policy with input from the Proxy Voting  Services unless the Proxy  Committee  determines  that the client's  best  interests  are served by voting otherwise.

III. Conflicts

Loomis has established  several policies to ensure that proxies are voted in its clients'  best  interest  and are not  affected  by any  possible  conflicts  of interest. First, except in certain limited instances, Loomis votes in accordance with its  pre-determined  policies  set  forth in its Proxy  Voting  Procedures.
Second,  where  the  Procedures  allow for  discretion,  Loomis  will  generally consider the  recommendations  of the Proxy Voting Services in making its voting decisions.  However,  if the Proxy  Committee  determines  that the Proxy Voting
Services'  recommendation  is not in the best interest of its clients,  then the
Proxy  Committee  may use  its  discretion  to vote  against  the  Proxy  Voting
Services'  recommendation,  but only  after  taking  the  following  steps:  (1)
conducting a review for any material  conflict of interest  Loomis may have and,
(2) if any material  conflict is found to exist,  excluding anyone at Loomis who is  subject  to that  conflict  of  interest  from  participating  in the voting decision in any way.  However,  if deemed  necessary or appropriate by the Proxy
Committee after full prior  disclosure of any conflict,  that person may provide information, opinions or recommendations on any proposal to the Proxy Committee.
In such event the Proxy  Committee  will make  reasonable  efforts to obtain and consider,  prior to directing any vote information,  opinions or recommendations from or about the opposing position on any proposal.

                           NFJ INVESTMENT GROUP, L.P.
                        SUMMARY OF PROXY VOTING POLICIES
               SUB-ADVISOR TO THE ASSETMARK LARGE CAP GROWTH FUND

Allianz Global Investors of America L.P. and its subsidiaries (which include NFJ
Investment  Group,  L.P. ("NFJ") and are collectively  known as "AGI Advisers"), have  adopted  written  Proxy  Policy  Guidelines  and  Procedures  (the  "Proxy
Guidelines")  that are  reasonably  designed  to ensure that each AGI Adviser is voting in the best interest of its clients.  The Proxy Guidelines  reflect NFJ's general voting positions on specific  corporate  governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will  deviate  from the Proxy  Guideline.  Upon receipt  of a  client's  written  request,  NFJ may also vote  proxies  for that client's  account  in a  particular  manner  that  may  differ  from  the  Proxy
Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

I.   Summary of Proxy Guidelines

NFJ votes  proxies as part of its authority to manage,  acquire,  and dispose of account  assets,  unless the client has  explicitly  reserved the  authority for itself. When voting proxies, NFJ's primary objective is to make voting decisions solely in the best  interests of its  clients.  NFJ will act in a manner that it deems  prudent and diligent and which is intended to enhance the economic  value of the underlying portfolio securities held in its clients' accounts.

NFJ's Proxy Guidelines set forth the general  standards for proxy voting whereby it has  authority  to vote  its  clients'  proxies  with  respect  to  portfolio
securities   held  in  the   accounts  of  its  clients  for  whom  it  provides
discretionary investment management services.

     The general policy contains the following standards:
     o    Exercising responsibility for voting decisions
     o    Obligation  to vote  must be  clearly  established  based  on  written guidelines
     o    Resolving conflicts of interest
     o    Making appropriate disclosures to clients
     o    Creating and maintaining appropriate records
     o    Providing clients access to voting records
     o    Outsourcing the proxy voting administrative process

With the understanding that many of the issues below are dealt with in detail in its Proxy  Guidelines,  NFJ's current  policies with respect to a number of more common issues are briefly summarized below:

o    NFJ  typically  votes  with the  recommendations  of a  company's  Board of
     Directors on routine or non-controversial issues.
o    Proposals not covered by the Proxy Guidelines and contested situations will be evaluated on a case-by-case basis by the Proxy Committee.

     A. Examples Of Proxy Voting With Management On Non-Controversial Matters

          1. Vote for proposals  involving  routine  matters such as election of
          Directors, in the absence of controversy.
          2. Generally vote for proposals to ratify auditors,  in the absence of controversy.
          3. Vote to fix the number of directors.
          4. NFJ will generally  vote for  management  proposals to increase the authorization  of  common  stock if a clear  and  legitimate  business purpose is stated and the  increase in  authorization  does not exceed
          100 percent of shares  currently  authorized.  NFJ will generally vote against  management  proposals to increase the authorized common stock if it will carry  preemptive  rights or supervoting  rights.  NFJ will generally  vote for  management  proposals  to increase  common  share authorization for a stock split as long as authorized shares following the split do not exceed 100 percent of existing authorized shares.

II.  Arrangements with Outside Firms

To assist in the proxy voting process,  an AGI Adviser may retain an independent third party service provider to assist in providing in-depth research,  analysis and voting  recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an AGI
Adviser  should offer a variety of  fiduciary-level,  proxy-related  services to
assist  in  its  handling  of  proxy  voting   responsibilities   and  corporate
governance-related efforts.

III. Conflicts

NFJ may have  conflicts  that can  affect  how it votes  its  clients'  proxies.
Regardless,  votes  shall  only be  cast in the  best  interests  of the  client affected by the shareholder  right.  For this reason,  NFJ shall not vote shares held in one client's  account in a manner designed to benefit or accommodate any other client. With regard to NFJ's parent and affiliate  companies,  in order to prevent potential conflicts between AGI affiliates and AGI group companies,  all
AGI  Advisers   maintain  separate  and  distinct   investment   decision-making
processes,  including  proposed  or actual  actions  with  respect to  corporate
governance  matters  affecting  portfolio   holdings.   All  AGI  Advisers  have
implemented  procedures  to prevent  the  sharing  of  business  and  investment decision objectives,  including Proxy Voting decisions.  In order to ensure that all material  conflicts of interest are addressed  appropriately  while carrying out its  obligation to vote proxies,  the Chief  Investment  Officer of each AGI
Adviser shall  designate an employee or a proxy  committee to be responsible for addressing how the AGI Adviser resolves such material conflicts of interest with its clients.